Exhibit 10.1

EXECUTION COPY

STOCK PURCHASE AGREEMENT

The Sands Regent

345 North Arlington Avenue

Reno, Nevada 89501

The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock Purchase Agreement (the “Agreement”) is made as of the date set forth below among The Sands Regent, a Nevada corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 500,000 shares (the “Shares”) of common stock of the Company, $.10 par value per share (the “Common Stock”), to a certain investor in a private placement (the “Offering”). In consideration for the aforementioned Shares, the Investor will receive a Warrant giving the Investor the right to purchase 100,000 shares of Common Stock of the Company (the “Warrant”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 500,000 Shares at a purchase price of $5.22 per Share, or an aggregate purchase price of $2,610,000, pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company, its Subsidiaries or its affiliates, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company or its Subsidiaries and (c) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March 25, 2004

“INVESTOR”

By: /s/ DAVID R. BELDING

Print Name: David R. Belding

Title:

Address: Gold Strike Hotel c/o Bruce Hampton P.O. Box 19278 Jean, NV 89019

AGREED AND ACCEPTED:
The Sands Regent

By: /s/ FERENC B. SZONY
Title: President and Chief Executive Officer

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1. Agreement to Sell and Purchase the Securities; Subscription Date.

1.1 Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I and at the purchase price set forth in such paragraph.

1.2 Warrants. In consideration of the purchase of the Shares by the Investor, upon the Closing the Company will issue a Warrant to the Investor, giving the Investor the right to acquire one hundred thousand (100,000) shares of Common Stock.

2. Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares (the “Closing”) and the issuance of the Warrant shall occur at a place and time, no later than March 25, 2004 (the “Closing Date”), to be specified by the Company, and of which the Investor will be notified in advance by the Company. At the Closing, the Company shall deliver to the Investor (i) one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, each such certificate to be registered in the name of the Investor and (ii) the Warrant in an amount determined in accordance with Section 1.2 hereof. In exchange for the delivery of the stock certificates representing such Shares and the Warrant, on or prior to the Closing, the Investor shall deliver the purchase price for such Shares to the Company by certified bank check or wire transfer of immediately available funds pursuant to the Company’s written instructions.

The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of the Stock Purchase Agreement; and (b) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the Company’s agreement to issue and sell, and the Investors’ agreement to purchase, on the Closing Date, 500,000 shares of Common Stock; (b) the representations and warranties of the Company contained in Section 3 being true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; (c) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreement or the right of the Company to enter into such Agreement or to consummate the transactions contemplated hereby and thereby; and (d) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the condition specified in part (a) and (b) of this paragraph has been fulfilled. In the event the Closing does not occur on or before the Closing Date on account of the Company’s failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor), the Company shall return any and all funds paid hereunder to the Investor no later than one business day following the Outside Date and the Investors shall have no further obligations hereunder.

3. Representations, Warranties and Covenants of the Company. Except as otherwise described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 (and any amendments thereto filed prior to the date hereof), the Company’s Proxy Statement for its 2003 Annual Meeting of Shareholders, or the Company’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2003 and December 31, 2003 (and any amendments thereto filed prior to the date hereof) or any of the Company’s Current Reports on Form 8-K filed since June 30, 2003 (collectively, the “SEC Reports”), the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1 Organization. Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) is duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries taken as a whole, or the business, financial condition, properties, operations or assets of the Company and its Subsidiaries, taken as a whole, or the Company’s ability to perform its obligations under the Agreements (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement and the Warrant Agreement, and the Agreement and the Warrant Agreement have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) or Nevada Revised Statute 463.643 and Regulation 16 of the Regulations of the Nevada Gaming Commission and State Gaming Control Board.

3.3 Non-Contravention. The execution and delivery of the Agreement and the Warrant Agreement, the issuance and sale of the Shares to be sold by the Company under the Agreement, the issuance of the Shares of Common Stock issuable upon the exercise of the Warrant (the “Warrant Shares”), the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its properties are bound, where such conflict, violation or default is reasonably expected to result in a Material Adverse Effect, (ii) the Articles of Incorporation, by-laws or other organizational documents of the Company or any of its Subsidiaries, as amended, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company, its Subsidiaries or its properties, where such conflict, violation or default is likely to result in (A) a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Shares by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

3.4 Capitalization. The outstanding capital stock of the Company as of February 13, 2004 is as described in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2003. The Company has not issued any capital stock since February 13, 2004 other than pursuant to the exercise of outstanding warrants or employee stock options under the stock option plans disclosed in the SEC Reports. The Shares to be sold pursuant to the Agreement have been duly authorized, and when issued and paid for in accordance with the terms of the Agreement, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares, except as provided in the Agreements. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party. The Company owns the entire equity interest in its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest.

3.5 Reservation of Shares. The Company will at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full exercise of the Warrant and the issuance of the Warrant Shares in connection therewith (based upon the warrant purchase price (as defined in the Warrant) of the Warrant in effect from time to time). Prior to the expiration thereof, the Company will not reduce the number of shares of Common Stock reserved for issuance upon exercise of the Warrant without the consent of the Investor. If at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Warrant Shares issuable upon exercise of the Warrant (based on the warrant purchase price of the Warrant then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company’s obligations under this Section, in the case of an insufficient number of authorized shares, and using its reasonable best efforts to obtain shareholder approval of an increase in such authorized number of shares.

3.6 Legal Proceedings. There is no material legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. The Company is not a party to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body which is material to the business or operation of the Company and its Subsidiaries, taken as a whole.

3.7 No Violations. The Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and the Company or any of its Subsidiaries is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the property of the Company is bound, which default is reasonably likely to have a Material Adverse Effect.

3.8 Governmental Permits, Etc. The Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body (including any applicable gaming agency, department or body) that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably be expected to have a Material Adverse Effect.

3.9 Financial Statements. The financial statements of the Company and the related notes contained in the SEC Reports present fairly and accurately in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.10 No Material Adverse Change. Except as disclosed in the SEC Reports since September 30, 2003, there has not been (i) a change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation, direct or contingent, that is material to the Company or any of its Subsidiaries considered as one enterprise, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

3.11 Nasdaq Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on the Nasdaq SmallCap Market (the “Nasdaq SmallCap Market”), and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq SmallCap Market. The issuance of the Shares and the Warrant Shares does not require shareholder approval, including, without limitation, pursuant to the Nasdaq Marketplace Rule 4350(i).

3.12 Reporting Status. The Company has timely made all filings required under the Exchange Act during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The Company is currently eligible to register the resale of Common Stock in a secondary offering on a registration statement on Form S-3 under the Securities Act.

3.13 Contracts. Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and none of the Company, its Subsidiaries nor, to the Company’s knowledge, any other party to such contracts is in breach of or default under any of such contracts.

3.14 Listing. The Company will use its best efforts to maintain the listing and trading of its Common Stock (including the Common Shares and the Warrant Shares) on the Nasdaq SmallCap Market and will comply with all requirements of the NASD and the Nasdaq SmallCap Market.

4. Representations, Warranties and Covenants of the Investor.

4.1 Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Shares, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are “restricted securities” and have not been registered under the Securities Act and is acquiring the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor’s right to sell Shares pursuant to the Registration Statement or otherwise, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor’s right to indemnification under Section 6.3); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or the Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions in paragraph 3 of the Stock Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; (v) the Investor will notify the Company promptly of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares set forth in paragraph 3 of the Stock Purchase Agreement, relied only upon the representations and warranties of the Company contained herein. Investor understands that the issuance of the Shares, the Warrants and, upon exercise, the Warrant Shares to the Investor have not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein and the information provided in the Investor Questionnaire. No person is authorized to provide any representation which is inconsistent or in addition to those in the SEC Reports. The Investor acknowledges that it has not received or relied on any such representations.

4.2 Registration Required. The Investor hereby covenants with the Company not to make any sale of the Shares or the Warrant Shares without complying with the provisions of this Agreement, including Section 6.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares or Warrant Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares and/or Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that as set forth in, and subject to the provisions of, Section 6.2, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

4.3 Power and Authority. The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

4.4 No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.5 Confidential Information. The Investor covenants that from the date hereof it will maintain in confidence all material non-public information regarding the Company received by the Investor from the Company, including the receipt and content of any Suspension Notice (as defined in Section 6.2(c)) until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any disclosure in reliance on this Section 4.7, the Investor will give the Company at least 15 days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

4.6 Additional Acknowledgement. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other Investor, and that it is not acting in concert with any other Investor in making its purchase of the Shares hereunder. The Investor has not taken any actions that would deem such Investor to be a member of a “group” for purposes of Section 13(d) of the Exchange Act.

5. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

6. Registration of the Shares; Compliance with the Securities Act.

6.1 Registration Procedures and Expenses. The Company shall:

(a) subject to receipt of necessary information from the Investor, use commercially reasonable efforts to prepare and file with the SEC, within ten (10) business days after the Closing Date, a registration statement on Form S-3 (the “Registration Statement”) to enable the resale of the Shares, the Warrant Shares and the shares of Common Stock that may be issued upon conversion of that certain Secured Convertible Note, by and among the Company, Last Chance, Inc., a Nevada corporation, and the Investor, from time to time through the automated quotation system of the Nasdaq SmallCap Market or in privately-negotiated transactions;

(b) use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable, but in no event later than sixty (60) days after the Registration Statement is filed by the Company. If the Registration Statement has not been declared effective by the SEC on or before the date that is 15 business days after the Closing Date (the “Required Effective Date”), the Company shall, on the following day and for a period of 59 days thereafter, make a payment to the Investor as compensation for such delay (the “Late Registration Payments”) equal to $500 per day. If the Registration Statement has not been declared effective by the SEC on or before the date that is 75 days after the Closing Date, the Company shall, on the 76th day and thereafter, until the Registration Statement is declared effective by the SEC, make a payment to the Investor as compensation for such delay (the “Additional Late Registration Payments”) equal to $1,000 per day. The Late Registration Payments and the Additional Late Registration Payments will be paid to the Investor by wire transfer or check within five (5) business days after each calendar month during which any such payments become due and payable to the Investor;

(c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor’s Shares purchased hereunder, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act or (iii) such time as all Shares purchased by such Investor in this Offering have been sold pursuant to a registration statement, and to notify each Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC;

(d) furnish to the Investor with respect to the Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the Securities Exchange Commission (“Preliminary Prospectuses”) in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor; provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement; and

(g) advise the Investors, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(h) With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Shares and the Warrant Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Investor’s Shares and/or the Warrant Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon written request, as long as the Investor owns any Shares, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares and/or the Warrant Shares to be sold by Investor, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares and/or the Warrant Shares.

The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

6.2 Transfer of Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any Disposition of the Shares, the Warrant Shares or its right to purchase the Warrant Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 and as described below, and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares and/or the Warrant Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investors are advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its reasonable best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its best efforts to ensure that the Investor shall not be prohibited from selling Shares and/or the Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days in any twelve month period, and any such Suspension must be separated by a period of at least 30 days from a prior Suspension.

(e) If a Suspension is not then in effect, the Investor may sell Shares and/or the Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares and/or the Warrant Shares. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

(f) In the event of a sale of Shares and/or the Warrant Shares by the Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the shares may be properly transferred.

In the event of any sale of the Shares and/or the Warrant Shares in accordance with this Agreement, the restrictive legend shall be removed and the Company shall issue a certificate without such legend to the purchaser of any such Shares and/or the Warrant Shares, if (a) the sale of such Shares and/or the Warrant Shares is registered under the Registration Statement (including registration pursuant to Rule 415 under the Securities Act); (b) the holder has provided the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act.

6.3 Indemnification. For the purpose of this Section 6.3:

(a) the term “Registration Statement” shall include any final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(b) the term “untrue statement” shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) (i) The Company agrees to indemnify and hold harmless Investor from and against any losses, claims, damages or liabilities to which Investor may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, (ii) any inaccuracy in the representations and warranties of the Company contained in the Agreement or the failure of the Company to perform its obligations hereunder or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse Investor for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of Investor specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by Investor in the Investor Questionnaire or the failure of Investor to comply with its covenants and agreements contained in Sections 4.1, 4.2 or 6.2 hereof or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Investor prior to the pertinent sale or sales by Investor.

(ii) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the

Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 4.1, 4.2 or 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

(iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the gross amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement, except in the case of fraudulent or willful misconduct. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares and/or the Warrant Shares when such Shares and/or the Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares and/or the Warrant Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and the Warrant Shares owned by the Investor, the Company will furnish (or, to the extent such information is available electronically through the Company’s filings with the SEC, the Company will make available) to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

(b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a)(ii) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters during the Company’s normal business hours to discuss all information relevant for disclosure in the Registration Statement covering the Shares and the Warrant Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.6 Public Statements. The Company agrees to disclose on a Current Report on Form 8-K the existence of the Offering and the material terms, thereof, including pricing, within five (5) business day after the Closing. Such Current Report on Form 8-K shall include a form of this Agreement as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure listing Investor as one of the purchasers of the Shares or the Warrant Shares without Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

6.7 Limits on Share Repurchases. In the event that the Company elects to repurchase any outstanding shares of Common Stock, the Company shall offer to repurchase a portion of the Investor’s Shares at the then prevailing market price in an amount equal to Investor’s pro rata share of the aggregate shares being repurchased by the Company to ensure that Investor shall have the opportunity to maintain an ownership interest in the Company at less than 10% of the outstanding shares of Common Stock. The Company’s obligation under this Section 6.7 shall immediately terminate in the event that Investor acquires any additional shares of Common Stock (including, without limitation, Warrant Shares and shares upon conversion of outstanding indebtedness owed to Investor) and, as a result of any such acquisition, Investor owns 10% or more of the outstanding shares of Common Stock.

7. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows, or at such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

(a) if to the Company, to:

The Sands Regent

345 North Arlington Avenue

Reno, Nevada 89501

Attention: Rob Medeiros

Telephone: (775) 348-2200

Telecopy: (775) 348-6241

with a copy mailed to:

Patrick T. Seaver, Esq.

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Telephone: (714) 540-1235

Telecopy: (714) 755-8290

(b) if to the Investor, at its address on the signature page to the Stock Purchase Agreement, with a copy mailed to: Timothy J. Henderson, Henderson & Morgan, LLC, 164-B Hubbard Way, Reno, Nevada 89502, telephone number (775) 825-7000, facsimile number (775) 825-7738.

8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10. Severability. If any provision contained in this Agreement is determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Nevada, without giving effect to the principles of conflicts of law.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

EXHIBIT A

The Sands Regent

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 4 of the Agreement, please provide us with the following information:

1.	The exact name in which your Shares are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

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EXHIBIT B

The Sands Regent

INVESTOR QUESTIONNAIRE

(all information will be treated confidentially)

To: The Sands Regent,

This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $.10 per share (the “Shares”) and the related issuance of warrants (the “Warrants”), of The Sands Regent (the “Company”). The Shares are being offered and sold (including those underlying the Warrants being issued) by the Company without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name: David R. Belding

Business Address: P.O. Box 19278
(Number and Street)

Jean	NV	89019

(City)	(State)	(Zip Code)

Telephone Number: (702) 632-6742

Residence Address:
(Number and Street)

Las Vegas	NV	89113

(City)	(State)	(Zip Code)

Telephone Number: (702) 528-8811

If an individual:

Age: 58	Citizenship: U.S.	Where registered to vote: Las Vegas

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: N/A

State of formation: N/A		Date of formation: N/A

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): Residence Address		X Business Address

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B. STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

             (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;1

             (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

             (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

    X     (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Shares exceeds $1,000,000;

    X     (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

             (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

             (7) an entity in which all of the equity owners are accredited investors (as defined above).

[1]	As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by a professional appraiser. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depreciation, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

C. REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1. Any purchase of the Shares would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Shares by the undersigned or any co-purchaser.

3. There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4. The undersigned acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock Purchase Agreement to which this Questionnaire is attached) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Securities and Exchange Commission or until the Company has amended or supplemented such Prospectus. The undersigned is aware that, in such event, the Shares will not be subject to ready liquidation, and that any Shares purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Shares will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Shares.

5. The undersigned has carefully considered the potential risks relating to the Company and a purchase of the Shares and fully understands that the Shares are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

6. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares:         Nevada        .

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned’s purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this 25th day of March, 2004, and declares under oath that it is truthful and correct.

Print Name

By:	/s/ DAVID R. BELDING
Signature

Title:	N/A
(required for any purchaser that is a corporation, partnership, trust or other entity)

EXHIBIT C

The Sands Regent

CERTIFICATE OF SUBSEQUENT SALE

U.S. Stock Transfer Corporation

1745 Gardena Avenue

Glendale, California 91204-2991

Attention: Neil Rosso

RE:	Sale of Shares of Common Stock of The Sands Regent (the “Company”) pursuant to the Company’s Prospectus dated March 25, 2004 (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Dated:	Very truly yours,

By:
Print Name:
Title:

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